UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Par Petroleum Corporation, a Delaware corporation (the “Company”), held its 2015 Annual Meeting of Stockholders on June 3, 2015. The following proposals were submitted to the holders of the Company’s common stock for a vote:

1.	The election of eight nominees to the Board of Directors;

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	An advisory vote on executive compensation; and

4.	An advisory vote on the frequency of holding future advisory votes on executive compensation.

The results of such votes were as follows:

1.	The following votes were cast in the election of six nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Joseph Israel	25,321,407	13,017	4,066,389
Melvyn N. Klein	25,319,333	15,091	4,066,389
Robert S. Silberman	25,319,971	14,453	4,066,389
Curtis V. Anastasio	25,319,733	14,691	4,066,389
Timothy Clossey	25,319,433	14,991	4,066,389
L. Melvin Cooper.	25,317,414	17,010	4,066,389
William Monteleone	25,321,707	12,717	4,066,389
William C. Pate	25,318,144	16,280	4,066,389

2. The following votes were cast in the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
29,375,318	8,622	16,873	0

3. The following advisory (non-binding) votes were cast to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the 2015 Proxy Statement:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
25,298,552	17,528	18,344	4,066,389

4. The following advisory (non-binding) votes were cast on whether future advisory votes on executive compensation should be held every one, two or three years:

Alternative	Number of Votes Voted For
1 Year	9,708,411
2 Years	43,077
3 Years	15,560,665
Abstain	22,271
Broker Non-Votes	4,066,389

In accordance with the voting results listed above, the Company has determined that it will conduct an advisory vote on executive compensation every three years until the next vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: June 3, 2015	/s/ Brice Tarzwell
Brice Tarzwell
Senior Vice President, Chief Legal Officer and Secretary